press release
Media contact:	Investor Contact:
Mike Jacobsen, APR	Chris Sikora
+1 330 490-4498	+1 330 490-4242
michael.jacobsen@dieboldnixdorf.com	christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
Feb. 12, 2025

Diebold Nixdorf Reports 2024 Fourth Quarter with Strong Full-Year Financial Results; Authorizes its First $100 Million Share Repurchase Program
Please visit www.dieboldnixdorf.com/earnings for a presentation and additional content

NORTH CANTON, Ohio - Diebold Nixdorf (NYSE:DBD), a world leader in transforming the way people bank and shop, today reported its fourth quarter and full-year 2024 financial results and announced it has authorized a $100 million share repurchase program.

Fourth Quarter and Full-Year Highlights
•Strong full-year 2024 financial performance, with Q4 results in line with expectations.
◦FY revenue (GAAP) of $3.75 billion, consistent with previous guidance
◦FY net cash from operating activities (GAAP) of $149 million; free cash flow (non-GAAP) of $109 million
◦FY net income (GAAP) loss of $(15) million; adjusted EBITDA (non-GAAP) of $452 million
•Completed successful debt refinancing in December 2024, strengthening financial position and reducing debt levels and interest expense.
•Announcing $100 million share repurchase program authorization to return capital to stockholders.
•2025 financial outlook features significant growth in adjusted EBITDA and free cash flow.

Management Commentary
Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: “Our team delivered strong financial performance in 2024, driven by our meaningful operational improvements, continued disciplined approach to capital allocation and balance sheet management, as well as strong free cash flow generation — the highest we have generated in nearly 10 years. The progress we made enabled us to pay down $338 million of debt throughout the year and initiate a $100 million share repurchase program, underscoring our commitment to return significant value to our stockholders.”

Marquez continued, “We are very excited about the road ahead entering 2025. Our implementation of lean operations focused on safety, quality, delivery and cost has established a solid foundation for long-term growth and value creation. In 2025, we expect flat to low single-digit revenue growth, adjusted EBITDA in the range of $470 million to $490 million and free cash flow of $190 million to $210 million. We remain committed to driving customer centricity every day and achieving operational excellence -- all while striving to make our company a great place to work.”

Key Fourth Quarter Business Highlights
•Strong finish to the year in Banking, including an agreement for new DN Series® ATMs and three years of services for a top three U.S. bank. Also won major contracts in Asia-Pacific, Brazil and the Middle East as financial institutions around the world continue to invest in their self-service channels with recycling ATMs and supporting service agreements.
•Retail further strengthened its leading position in self-checkout and self-service kiosk technology and service, with major wins in Central Europe, while continuing to strengthen Diebold Nixdorf in the North America market with leading QSR brands.
•Extended adoption of lean operating principles to service operations, conducting Shingijutsu Kaizen events aimed at implementing better processes and eliminating waste to drive efficiency.
•Received credit rating and outlook upgrades from Moody’s Ratings and S&P Global Ratings.
•Implemented the first ATM solution using the Microsoft® Windows 11® operating system on live ATMs, helping ensure a scalable software platform to enhance customer experiences and meet compliance standards.

Full-Year 2025 Outlook

Current Guidance
Total Revenue	Flat to up low single-digits
Adjusted EBITDA [1,2]	$470M - $490M
Free Cash Flow [2]	$190M - $210M

Total revenue guidance includes:
•Banking and Retail up low-single digits YoY in constant currency, with Retail acceleration in 2H 2025
•Includes significant 3% - 4% (~$115M) unfavorable impact from FX for the year
•Revenue weighted towards back-half of year with a 45% 1H / 55% 2H

1 - See Note 1 below for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets, and Note 2 for adjusted EBITDA and adjusted net income (loss).

2 - With respect to the company’s adjusted EBITDA and free cash flow conversion (free cash flow / adjusted EBITDA) outlook for 2025, it is not providing reconciliations to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

Share Repurchase Program
Diebold Nixdorf announced today that its board of directors has authorized a new share repurchase program whereby we may repurchase up to $100 million shares of our common stock.

We may utilize a number of different methods to effect the repurchases, including open market purchases, which may include, without limitation, round lot or block transactions, including through one or more accelerated stock repurchase plans or pursuant to the terms of one or more repurchase plans in accordance with Rule 10b5-1 or Rule 10b-18 under the Securities Exchange Act of 1934. The specific timing, price, and size of purchases will depend on prevailing stock prices, general market and economic conditions, and other considerations. The program may be extended, suspended, or discontinued at any time without prior notice and does not obligate us to acquire any particular amount of common stock.

Overview Presentation and Conference call
More information on Diebold Nixdorf's quarterly earnings is available on its Investor Relations website. Octavio Marquez, president and chief executive officer, and Tom Timko, executive vice president and chief financial officer, will discuss the company's financial performance during a conference call today, Wednesday, Feb. 12, at 8:30 a.m. ET. The call / webcast is available at http://www.dieboldnixdorf.com/earnings. The replay of the webcast can be accessed on the website for up to three months after the call.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE:DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

LinkedIn: www.linkedin.com/company/diebold
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Non-GAAP Financial Measures and Other Information
To supplement our consolidated financial information presented in accordance with GAAP, the Company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, Non-GAAP operating profit margin, adjusted diluted earnings per share, free cash flow (use) and free cash flow conversion, net debt, EBITDA, adjusted EBITDA, and constant currency results. The Company calculates constant currency by translating the prior year results at current year exchange rates. The Company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the Company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The Company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The Company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the Company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development and changes in cash of assets held for sale and the use of cash for M&A, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet, paying dividends and share repurchases. Free Cash Flow Conversion is a liquidity ratio that measures the Company's ability to convert operating profits into free cash flow and is calculated as Free Cash Flow over Adjusted EBITDA. For more information, please refer to the section, "Notes for Non-GAAP Measures."

Change in Non-GAAP Financial Information Presentation For the Prior Periods to Conform with Current Period Presentation
The non-GAAP financial information for the three months and the year ended December 31, 2024 presented herein has not been adjusted to exclude amortization of fair valued assets recognized in connection with Fresh Start Accounting. Certain previously disclosed non-GAAP financial information for the three months ended December, 31, 2023, the three months ended March 31, 2024, June 30, 2024 and September 30, 2024, the six months ended June 30, 2024 and the nine months ended September 30, 2024 has been revised to conform to the presentation for the three months and for the year ended December, 31, 2024 for comparability purposes.

Forward-Looking Statements
This press release may contain statements that are not historical information and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company's expected future performance (including expected results of operations and financial guidance), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the company's results include, among others:
•the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;
•the success of the Company's new products and services, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the Company’s ability to successfully execute on its digitally enabled hardware, services and software strategy;
•the Company’s ability to generate sufficient cash flows to refinance its indebtedness, fund its operations and make adequate capital investments;
•the ultimate benefits of the Company’s continuous improvement programs and other cost savings plans;
•risks related to our international operations, including geopolitical instability and wars;
•developments from recent and potential changes in U.S. trade policies and trade policies of other countries;
•the impact of the proliferation of payment options other than cash, which could result in a reduced need for cash in the marketplace and a resulting decline in the usage of ATMs;
•the impact of general economic conditions, cyclicality and uncertainty;
•the impact of increased energy, raw material and labor costs;
•the impact of competitive pressures, including pricing pressures and the introduction of new products and services by our competitors;
•the impact of a cybersecurity incident or operational failure on the Company's business;
•challenges associated with the use of artificial intelligence in the Company’s business;
•the Company's reliance on suppliers, subcontractors and availability of raw materials and other components;
•the Company’s reliance on third parties, including to provide security systems and systems integration as well as outsourced business processes and other financial services;
•the Company’s ability to attract, retain and motivate key employees;
•the impact of additional tax expense or exposures;
•the potential for additional pension liability or expense associated with low investment performance by the Company’s pension plan assets;
•the Company's success in executing potential acquisitions, investments or partnerships and divestitures;
•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company's favor at the lower court level in May 2022) and the merger/squeeze-out (which was dismissed in the Company's favor at the lower court level in 2023);
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company's customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company's operations;
•the Company's ability to maintain effective internal controls;
•the impact of regulatory and financial risks related to climate change;
•the impact of an adverse determination that the Company's services, products or manufacturing processes infringe the intellectual property rights of others, or the Company’s failure to enforce its intellectual property rights;
•the Company’s exposure to liabilities under the FCPA or other worldwide anti-bribery laws;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company's ability to comply with applicable laws and regulations; and
•other factors included in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Summary Financial Results for the Year Ended December 31, 2024 and for the Three Months Ended December 31, 2024 and 2023

	Twelve months ended		Three months ended
	December 31, 2024		December 31, 2024		December 31, 2023		% Change
($ in millions)	GAAP Results	Non-GAAP[3]	GAAP Results	Non-GAAP[3]	GAAP Results	Non-GAAP[3]	GAAP	Non-GAAP
Total net sales	$3,751.1	$3,752.8	$988.9	$988.9	$1,036.8	$1,038.1	(4.6)	(4.7)
Gross profit	920.0	948.3	231.6	236.5	223.4	231.1	3.7	2.3
Gross margin	24.5%	25.3%	23.4%	23.9%	21.5%	22.3%	190 bps	160 bps
Selling and administrative expense	643.6	553.8	165.2	143.0	144.9	122.9	14.0	16.4
Research, development and engineering expense	93.6	89.0	23.9	22.3	22.4	22.4	6.7	(0.4)
Operating profit	182.1	305.3	41.2	70.9	55.5	84.0	(25.8)	(15.6)
Operating margin	4.9%	8.1%	4.2%	7.2%	5.4%	8.1%	(120) bps	(90) bps

Net income (loss)	$(14.5)	$87.5	$6.4	$37.4	$23.1	$46.5	(72.3)	(19.6)
Adjusted EBITDA		$452.2		$112.5		$123.0		(8.5)
GAAP and Non-GAAP results above include amortization of fair valued assets of $53.9 in Services gross profit, $21.0 in Products gross profit, $8.3 in SG&A, and $0.5 in RD&E for the twelve months ended December 31, 2024, $14.7 in Services gross profit, $6.4 in Products gross profit, $2.9 in SG&A, and $0.2 in RD&E for the three months ended December 31, 2024 and $24.3 in Services gross profit, $(2.6) in Products gross profit, $0.6 in SG&A and $0.1 in RD&E for the three months ended December 31, 2023. Products gross profit for the three months ended December 31, 2023 also includes $23.3 of cost of goods sold from the step-up in inventory basis related to Fresh Start Accounting.

	Twelve months ended	Three months ended
($ in millions)	December 31, 2024	December 31, 2024	December 31, 2023	% Change
Net cash provided by operating activities	$149.2	$196.2	$162.8	20.5
Capital expenditures	(17.4)	(5.2)	(6.3)	17.5
Capitalized software development	(23.0)	(4.8)	(6.1)	21.3
Free cash flow (Non-GAAP measure)	$108.8	$186.2	$150.4	23.8

3 - See Note 1 under Notes for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets and Note 2 for adjusted EBITDA and net income (loss).

Financial Results of Operations and Segments for the Year Ended December 31, 2024 and for the Three Months Ended December 31, 2024 and 2023 (Unaudited)

Revenue Summary by Reportable Segment & Business Line

	Twelve months ended December 31, 2024	Three months ended December 31,
($ in millions)		2024	2023	2023 in CC4	% Change	% Change in CC
Banking
Services	$1,587.4	$398.8	$398.5	$391.6	0.1%	1.8%
Products	1,175.4	317.2	350.1	344.2	(9.4)%	(7.8)%
Total Banking Revenue	$2,762.8	$716.0	$748.6	$735.8	(4.4)%	(2.7)%

Retail
Services	$563.0	$144.4	$154.4	$154.0	(6.5)%	(6.2)%
Products	425.3	128.5	133.8	134.1	(4.0)%	(4.2)%
Total Retail Revenue	$988.3	$272.9	$288.2	$288.1	(5.3)%	(5.3)%

Total by Business Line
Services	$2,150.4	$543.2	$552.9	$545.6	(1.8)%	(0.4)%
Products	1,600.7	445.7	483.9	478.3	(7.9)%	(6.8)%
Total Revenue	$3,751.1	$988.9	$1,036.8	$1,023.9	(4.6)%	(3.4)%
[4] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.

Operating Profit Summary - Unaudited for the Year Ended December 31, 2024 and for the Three Months Ended December 31, 2024 and 2023

	Twelve months ended		Three months ended
	December 31, 2024		December 31, 2024		December 31, 2023
($ in millions)	GAAP Results	Non-GAAP Results	GAAP Results	Non-GAAP Results	GAAP Results	Non-GAAP Results
Services	$2,150.4	$2,150.4	$543.2	$543.2	$552.9	$554.0
Products	1,600.7	1,602.4	445.7	445.7	483.9	484.1
Total net sales	$3,751.1	$3,752.8	$988.9	$988.9	$1,036.8	$1,038.1

Services	$533.5	$558.1	$136.5	$141.3	$120.8	$128.3
Products	386.5	390.2	95.1	95.2	102.6	102.8
Total gross profit	$920.0	$948.3	$231.6	$236.5	$223.4	$231.1

Services	24.8%	26.0%	25.1%	26.0%	21.8%	23.2%
Products	24.1%	24.4%	21.3%	21.4%	21.2%	21.2%
Total gross margin	24.5%	25.3%	23.4%	23.9%	21.5%	22.3%

Selling and administrative expense	$643.6	$553.8	$165.2	$143.0	$144.9	$122.9
Research, development and engineering expense	$93.6	$89.0	$23.9	$22.3	$22.4	$22.4
Other operating expense	$0.7	$0.2	$1.3	$0.3	$0.6	$1.8
Operating expenses	$737.9	$643.0	$190.4	$165.6	$167.9	$147.1

Operating profit	$182.1	$305.3	$41.2	$70.9	$55.5	$84.0
Operating margin	4.9%	8.1%	4.2%	7.2%	5.4%	8.1%

Adjusted EBITDA		$452.2		$112.5		$123.0
Adjusted EBITDA margin		12.1%		11.4%		11.9%

GAAP and Non-GAAP results above include amortization of fair valued assets of $53.9 in Services gross profit, $21.0 in Products gross profit, $8.3 in SG&A, and $0.5 in RD&E for the twelve months ended December 31, 2024, $14.7 in Services gross profit, $6.4 in Products gross profit, $2.9 in SG&A, and $0.2 in RD&E for the three months ended December 31, 2024 and $24.3 in Services gross profit, $(2.6) in Products gross profit, and $0.6 in SG&A and $0.1 in RD&E for the three months ended December 31, 2023. Products gross profit for the three months ended December 31, 2023 also includes $23.3 of cost of goods sold from the step-up in inventory basis related to Fresh Start Accounting.

Gross Margin by Segment - Unaudited for the Year Ended December 31, 2024 and for the Three Months Ended December 31, 2024 and 2023
	Twelve months ended		Three months ended
	December 31, 2024		December 31, 2024		December 31, 2023
	Non-GAAP		Non-GAAP		Non-GAAP
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail[7]
Services	$1,587.4	$563.0	$398.8	$144.4	$399.8	$154.3
Products	1,175.4	425.3	317.2	128.5	350.2	133.8
Total net sales	$2,762.8	$988.3	$716.0	$272.9	$750.0	$288.1

Services	$399.3	$158.8	$100.4	$40.9	$81.5	$46.5
Products	305.2	85.0	70.4	24.8	83.8	19.3
Total gross profit	$704.5	$243.8	$170.8	$65.7	$165.3	$65.8

Services	25.2%	28.2%	25.2%	28.3%	20.4%	30.1%
Products	26.0%	20.0%	22.2%	19.3%	23.9%	14.4%
Total gross margin	25.5%	24.7%	23.9%	24.1%	22.0%	22.8%

Results above include amortization of fair valued assets of $53.9 in Services gross profit and $21.0 in Products gross profit for the twelve months ended December 31, 2024, $14.7 in Services gross profit and $6.4 in Products gross profit for the three months ended December 31, 2024 and $24.3 in Services gross profit and $(2.6) in Products gross profit for the three months ended December 31, 2023. Products gross profit for the three months ended December 31, 2023 also includes $23.3 of cost of goods sold from the step-up in inventory basis related to Fresh Start Accounting.

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(in millions)

	12/31/2024	12/31/2023
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$311.3	$592.3
Short-term investments	16.9	13.4
Trade receivables, less allowances for doubtful accounts	588.5	721.8
Inventories	528.1	589.8
Other current assets	223.1	236.6
Total current assets	1,667.9	2,153.9
Securities and other investments	7.0	6.5
Property, plant and equipment, net	128.1	159.0
Deferred income taxes	69.5	71.4
Goodwill	586.4	612.3
Customer relationships, net	482.7	543.0
Other intangible assets, net	295.9	348.3
Other assets	306.0	267.6
Total assets	$3,543.5	$4,162.0

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	460.2	529.0
Deferred revenue	320.7	376.2
Other current liabilities	485.4	515.8
Total current liabilities	1,266.3	1,421.0

Long-term debt	927.3	1,252.4
Other liabilities	411.7	409.4

Total Diebold Nixdorf, Incorporated shareholders' equity	929.8	1,063.8
Noncontrolling interests	8.4	15.4
Total equity	938.2	1,079.2
Total liabilities and equity	$3,543.5	$4,162.0

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Three Months Ended
	12/31/2024	12/31/2023
Net sales
Services	$543.2	$552.9
Products	445.7	483.9
Total	988.9	1,036.8
Cost of sales
Services	406.7	432.1
Products	350.6	381.3
Total	757.3	813.4
Gross profit	231.6	223.4
Gross margin	23.4%	21.5%
Operating expenses
Selling and administrative expense	165.2	144.9
Research, development and engineering expense	23.9	22.4
Impairment of assets and other	1.3	0.6
Total	190.4	167.9
Percent of net sales	19.3%	16.2%
Operating profit	41.2	55.5
Operating margin	4.2%	5.4%
Other income (expense)
Interest income	2.2	4.3
Interest expense	(34.7)	(47.8)
Foreign exchange gain	8.7	15.1
Reorganization items, net	—	(9.1)
Miscellaneous, net	(3.8)	—
Loss on extinguishment of debt	(7.1)	—
Total other income (expense)	(34.7)	(37.5)
Profit before taxes	6.5	18.0
Income tax expense (benefit)	5.5	(1.5)
Equity in earnings of unconsolidated subsidiaries, net	5.4	3.6
Net income	6.4	23.1
Net income attributable to noncontrolling interests	0.8	0.6
Net income attributable to Diebold Nixdorf, Incorporated	$5.6	$22.5

Basic and diluted weighted-average shares outstanding	37.6	37.6

Earnings per share attributable to Diebold Nixdorf, Incorporated
Basic and diluted earnings per share	$0.15	$0.60

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED (CONTINUED)
(in millions, except per share amounts)

	Successor		Predecessor
	Twelve months ended December 31, 2024	Period from 08/12/2023 through 12/31/2023	Period from 01/01/2023 through 08/11/2023
Net sales
Services	$2,150.4	$858.4	$1,295.0
Products	1,600.7	770.2	836.9
Total	3,751.1	1,628.6	2,131.9
Cost of sales
Services	1,616.9	658.2	922.4
Products	1,214.2	617.4	689.5
Total	2,831.1	1,275.6	1,611.9
Gross profit	920.0	353.0	520.0
Gross margin	24.5%	21.7%	24.4%
Operating expenses
Selling and administrative expense	643.6	226.0	458.7
Research, development and engineering expense	93.6	34.4	62.3
Impairment of assets and other	0.7	0.2	4.5
Total	737.9	260.6	525.5
Percent of net sales	19.7%	16.0%	24.6%
Operating profit (loss)	182.1	92.4	(5.5)
Operating margin	4.9%	5.7%	(0.3)%
Other income (expense)
Interest income	12.3	6.3	6.7
Interest expense	(155.3)	(73.1)	(173.6)
Foreign exchange gain (loss), net	13.8	(12.2)	(1.2)
Reorganization items, net	—	(17.1)	1,614.1
Miscellaneous, net	1.5	(0.8)	12.3
Loss on extinguishment of debt	(7.1)	—	—
Total other income (expense)	(134.8)	(96.9)	1,458.3
Profit (loss) before taxes	47.3	(4.5)	1,452.8
Income tax (benefit) expense	64.3	(14.7)	90.4
Equity in earnings (loss) of unconsolidated subsidiaries, net	2.5	4.5	(0.5)
Net income (loss)	(14.5)	14.7	1,361.9
Net income (loss) attributable to noncontrolling interests	2.0	1.3	(0.8)
Net (loss) income attributable to Diebold Nixdorf, Incorporated	$(16.5)	$13.4	$1,362.7

Basic weighted-average shares outstanding	37.6	37.6	79.7
Diluted weighted-average shares outstanding	37.6	37.6	81.4

Earnings (loss) per share attributable to Diebold Nixdorf, Incorporated
Basic earnings (loss) per share	$(0.44)	$0.36	$17.10
Diluted earnings (loss) per share	$(0.44)	$0.36	$16.74

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(in millions)

	Successor		Predecessor
	Twelve months ended 12/31/2024	Period from 08/12/2023 through 12/31/2023	Period from 01/01/2023 through 08/11/2023
Cash flow from operating activities
Net income (loss)	$(14.5)	$14.7	$1,361.9
Adjustments to reconcile net income (loss) to cash provided (used) by operating activities:
Depreciation and amortization	40.1	21.4	35.5
Amortization of fair valued assets	92.2	37.6	41.8
Amortization of deferred financing costs into interest expense	1.9	0.9	21.8
Reorganization items (non-cash)	—	—	(1,747.6)
Reorganization items (debt make whole premium)	—	—	91.0
Share-based compensation	9.7	0.1	5.1
Debt prepayment costs - Exit Facility	2.0	—	—
Loss on extinguishment of debt	7.1	—	—
Other	6.2	0.2	4.5
Deferred income taxes	(34.1)	(43.2)	79.8
Changes in certain assets and liabilities:
Trade receivables	99.6	(101.6)	9.9
Inventories	20.9	150.8	(98.1)
Income taxes	38.8	16.3	(26.0)
Accounts payable	(42.2)	75.0	(140.4)
Deferred revenue	(34.6)	(43.2)	(51.0)
Certain other assets and liabilities	(43.9)	29.0	(3.2)
Net cash provided (used) by operating activities	149.2	158.0	(415.0)
Cash flow from investing activities
Capital expenditures	(17.4)	(9.8)	(15.1)
Capitalized software development	(23.0)	(9.8)	(13.1)
Net short-term investment activity	(6.4)	(0.5)	12.2
Proceeds from sale of assets	1.3	—	—
Net cash used by investing activities	(45.5)	(20.1)	(16.0)
Cash flow from financing activities
Borrowings and repayments of Exit Facility	(1,250.0)	—	1,250.0
Proceeds from the issuance of 2030 Senior Secured Notes	950.0	—	—
Debt issuance costs	(26.8)	—	(5.1)
Payment of Exit Facility Call Premium	(21.0)	—	—
Debt prepayment costs	(2.0)	—	—
Revolver, ABL, FILO and superpriority term loan, borrowings and repayments, net	—	—	(588.9)
Other debt borrowings and repayments, net	(0.1)	(1.7)	1.9
Debt make whole premium	—	—	(91.0)
Other	(16.6)	(2.3)	(3.4)
Net cash provided (used) by financing activities	(366.5)	(4.0)	563.5
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(18.2)	1.1	2.9
Change in cash, cash equivalents and restricted cash	(281.0)	135.0	135.4
Add: Cash included in assets held for sale at beginning of period	—	0.7	2.8
Less: Cash included in assets held for sale at end of period	—	—	0.7
Cash, cash equivalents and restricted cash at the beginning of the period	592.3	456.6	319.1
Cash, cash equivalents and restricted cash at the end of the period	$311.3	$592.3	$456.6

The non-GAAP financial information for the three months and the year ended December 31, 2024 presented herein has not been adjusted to exclude amortization of fair valued assets in connection with Fresh Start Accounting. The tables that follow for the three months ended March 31, 2024, June 30, 2024 and September 30, 2024 and the six months ended June 30, 2024 and the nine months ended September 30, 2024 have been presented on that same basis for comparability purposes.

Financial Information for the Three-Month Periods Ended March 31, 2024, June 30, 2024 and September 30, 2024 and for the Six Months Ended June 30, 2024 and for the Nine Months Ended September 30, 2024 (Unaudited)

Summary Financial Results For the Three Months Ended March 31, 2024, June 30, 2024 and September 30, 2024
	Three months ended
	March 31, 2024		June 30, 2024		September 30, 2024
($ in millions)	GAAP Results	Non-GAAP	GAAP Results	Non-GAAP	GAAP	Non-GAAP
Total net sales	$895.4	$897.1	$939.7	$939.7	$927.1	$927.1
Gross profit	208.6	225.1	243.2	244.2	236.6	242.3
Gross margin	23.3%	25.1%	25.9%	26.0%	25.5%	26.1%
Selling and administrative expense	161.6	137.6	152.2	136.7	164.6	136.4
Research, development and engineering expense	24.2	21.2	22.1	22.5	23.4	22.9
Operating profit	23.8	66.3	70.7	85.1	46.4	83.0
Operating margin	2.7%	7.4%	7.5%	9.1%	5.0%	9.0%

Net income (loss)	$(14.0)	$14.1	$14.8	$30.2	$(21.7)	$5.8
Adjusted EBITDA		$103.3		$118.8		$117.5
GAAP and Non-GAAP results above include amortization of fair valued assets of $14.6 in Services gross profit, $5.8 in Products gross profit, $2.6 SG&A, and $(0.1) in RD&E in the three months ended March 31, 2024, $13.2 in Services gross profit, $3.5 in Products gross profit, $0.9 in SG&A, and $0.1 in RD&E in the three months ended June 30, 2024 and $11.4 in Service gross profit, $5.3 in Products gross profit, $2.0 in SG&A, and $0.1 in RD&E for the three months ended September 30, 2024.

Summary Financial Results For the Six Months Ended June 30, 2024 and for the Nine Months Ended September 30, 2024
	Six months ended		Nine months ended
	June 30, 2024		September 30, 2024
($ in millions)	GAAP Results	Non-GAAP	GAAP	Non-GAAP
Total net sales	$1,835.1	$1,836.8	$2,762.2	$2,763.9
Gross profit	451.8	469.3	688.4	711.8
Gross margin	24.6%	25.5%	24.9%	25.8%
Selling and administrative expense	313.8	274.3	478.4	410.8
Research, development and engineering expense	46.3	43.7	69.7	66.7
Operating profit	94.5	151.4	140.9	234.4
Operating margin	5.1%	8.2%	5.1%	8.5%

Net income (loss)	$0.8	$44.3	$(20.9)	$50.1
Adjusted EBITDA		$222.1		$339.7
GAAP and Non-GAAP results above include amortization of fair valued assets of $27.8 in Services gross profit, $9.3 in Products gross profit, $3.5 in SG&A, and $0.2 in RD&E for the six months ended June 30, 2024, and $39.2 in Services gross profit, $14.6 in Products gross profit, $5.4 in SG&A, and $0.3 in RD&E for the nine months ended September 30, 2024.

Financial Results of Operations and Segments for the First, Second and Third quarters of 2024, and for the Year Ended 12/31/2024 (Unaudited)

Gross Margin by Segment - for the Three Months Ended March 31, 2024, June 30, 2024 and September 30, 2024
	Three months ended
	March 31, 2024		June 30, 2024		September 30, 2024
	Non-GAAP		Non-GAAP		Non-GAAP
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail
Services	$386.6	$138.2	$401.5	$139.2	$400.5	$141.2
Products	262.2	110.1	305.9	93.1	290.1	95.3
Total net sales	$648.8	$248.3	$707.4	$232.3	$690.6	$236.5

Services	$94.1	$38.4	$101.8	$40.5	$102.9	$39.1
Products	71.1	21.6	83.0	19.0	80.8	19.5
Total gross profit	$165.2	$60.0	$184.8	$59.5	$183.7	$58.6

Services	24.3%	27.8%	25.4%	29.1%	25.7%	27.7%
Products	27.1%	19.6%	27.1%	20.4%	27.9%	20.5%
Total gross margin	25.5%	24.2%	26.1%	25.6%	26.6%	24.8%
Results above include amortization of fair valued assets of $14.6 in Services gross profit and $5.8 in Products gross profit for the three months ended March 31, 2024, $13.2 in Services gross profit and $3.5 in Products gross profit for the three months ended June 30, 2024 and $11.4 in Service gross profit and $5.3 in Products gross profit for the three months ended September 30, 2024.

Gross Margin by Segment - for the Six Months Ended June 30, 2024, the Nine Months Ended September 30, 2024 and the Year Ended December 31, 2024
	Six months ended		Nine months ended		Twelve months ended
	June 30, 2024		September 30, 2024		December 31, 2024
	Non-GAAP		Non-GAAP		Non-GAAP
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail
Services	$788.1	$277.4	$1,188.6	$418.6	$1,587.4	$563.0
Products	568.1	203.2	858.2	298.5	1,175.4	427.0
Total net sales	$1,356.2	$480.6	$2,046.8	$717.1	$2,762.8	$990.0

Services	$195.9	$78.9	$298.8	$118.0	$399.2	$158.9
Products	154.1	40.6	234.9	60.1	305.3	84.9
Total gross profit	$350.0	$119.5	$533.7	$178.1	$704.5	$243.8

Services	24.9%	28.4%	25.1%	28.2%	25.1%	28.2%
Products	27.1%	20.0%	27.4%	20.1%	26.0%	19.9%
Total gross margin	25.8%	24.9%	26.1%	24.8%	25.5%	24.6%
Results above include amortization of fair valued assets of $27.8 in Services gross profit and $9.3 in Products gross profit for the six months ended June 30, 2024, $39.2 in Services gross profit and $14.6 in Products gross profit for the nine months ended September 30, 2024 and $53.9 in Services gross profit and $21.0 in Products gross profit for the twelve months ended December 31, 2024.

Notes for Non-GAAP Measures
To supplement our consolidated financial statements presented in accordance with GAAP, the company utilizes certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, EBITDA and Adjusted EBITDA, adjusted earnings per share, free cash flow (use) and net debt.

Note 1. Profit and loss summary ($ in millions):

Three months ended December 31, 2024 compared to three months ended December 31, 2023

	Three months ended December 31, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$543.2	$445.7	$988.9	$406.7	$350.6	$757.3	$231.6	23.4%	$165.2	$23.9	$1.3	$41.2	4.2%
Restructuring and transition - personnel	—	—	—	(5.0)	—	(5.0)	5.0		(3.4)	(6.3)	—	14.7
Transformation - other	—	—	—	0.2	—	0.2	(0.2)		(16.2)	4.7	(1.0)	12.3
Financial restructuring costs	—	—	—	—	—	—	—		(1.8)	—	—	1.8
Legal deal matters	—	—	—	—	(0.1)	(0.1)	0.1		(0.8)	—	—	0.9
Non-GAAP Adjusted results	$543.2	$445.7	$988.9	$401.9	$350.5	$752.4	$236.5	23.9%	$143.0	$22.3	$0.3	$70.9	7.2%
GAAP and Non-GAAP results above include amortization of fair valued assets of $14.7 in COS - Service, $6.4 in COS - Product, $2.9 in SG&A, and $0.2 in RD&E.

	Three months ended December 31, 2023
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	552.9	483.9	1,036.8	432.1	381.3	813.4	223.4	21.5%	144.9	22.4	0.6	55.5	5.4%
Restructuring and transition - personnel	—	—	—	(1.3)	(0.3)	(1.6)	1.6		(3.8)	—	—	5.4
Transformation - other	—	—	—	—	0.3	0.3	(0.3)		(13.4)	—	0.5	12.6
Refinancing related costs	—	—	—	—	—	—	—		(4.4)	—	(1.0)	5.4
Legal deal matters	1.1	0.2	1.3	(5.1)	—	(5.1)	6.4		(0.4)	—	—	6.8
Other impairment	—	—	—	—	—	—	—		—	—	1.7	(1.7)
Non-GAAP Adjusted results	$554.0	$484.1	$1,038.1	$425.7	$381.3	$807.0	$231.1	22.3%	$122.9	$22.4	$1.8	$84.0	8.1%
GAAP and Non-GAAP results above include amortization of fair valued assets of $24.3 in COS - Service, $(2.6) in COS - Product, $0.6 in SG&A and $0.1 in RD&E. Products gross profit for the three months ended December 31, 2023 also includes $23.3 of cost of goods sold from the step-up in inventory basis related to Fresh Start Accounting.

	Three months ended
	December 31, 2024			December 31, 2023
($ in millions)	Services	Products	Total	Services	Products	Total
GAAP gross profit	$136.5	$95.1	$231.6	$120.8	$102.6	$223.4
Restructuring and transition - personnel	5.0	—	5.0	1.3	0.3	1.6
Transformation - other	(0.2)	—	(0.2)	—	(0.3)	(0.3)
Legal/deal expense	—	0.1	0.1	6.2	0.2	6.4
Non-GAAP gross profit	$141.3	$95.2	$236.5	$128.3	$102.8	$231.1
GAAP and Non-GAAP results above include amortization of fair valued assets of $14.7 in Services gross profit and $6.4 in Products gross profit for the three months ended December 31, 2024 and $24.3 in Services gross profit and $(2.6) in Products gross profit for the three months ended December 31, 2023. Products gross profit for the three months ended December 31, 2023 also includes $23.3 of cost of goods sold from the step-up in inventory basis related to Fresh Start Accounting.

Twelve months ended December 31, 2024

	Twelve months ended December 31, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$2,150.4	$1,600.7	$3,751.1	$1,616.9	$1,214.2	$2,831.1	$920.0	24.5%	$643.6	$93.6	$0.7	$182.1	4.9%
Restructuring and transition - personnel	—	—	—	(23.8)	(3.2)	(27.0)	27.0		(13.3)	(9.3)	—	49.6
Transformation - other	—	—	—	(0.8)	—	(0.8)	0.8		(58.7)	4.7	(1.7)	56.5
Financial restructuring costs	—	—	—	—	—	—	—		(15.9)	—	0.1	15.8
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	2.6	(2.6)
Legal deal matters	—	1.7	1.7	—	0.1	0.1	1.6		(1.9)	—	—	3.5
Other	—	—	—	—	1.1	1.1	(1.1)		—	—	(1.5)	0.4
Non-GAAP Adjusted results	$2,150.4	$1,602.4	$3,752.8	$1,592.3	$1,212.2	$2,804.5	$948.3	25.3%	$553.8	$89.0	$0.2	$305.3	8.1%
GAAP and Non-GAAP results above include amortization of fair valued assets of $53.9 in COS - Service, $21.0 in COS - Product, $8.3 in SG&A, and $0.5 in RD&E.

	Twelve months ended
	December 31, 2024
($ in millions)	Services	Products	Total
GAAP gross profit	$533.5	$386.5	$920.0
Restructuring and transition - personnel	23.8	3.2	27.0
Transformation - other	0.8	—	0.8
Legal deal matters	—	1.6	1.6
Other	—	(1.1)	(1.1)
Non-GAAP Adjusted Gross profit	$558.1	$390.2	$948.3
GAAP and Non-GAAP results above include amortization of fair valued assets of $53.9 in Services gross profit and $21.0 in Products gross profit.
.

Three and nine months ended September 30, 2024

	Three months ended September 30, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$541.7	$385.4	$927.1	$403.5	$287.0	$690.5	$236.6	25.5%	$164.6	$23.4	$2.2	$46.4	5.0%
Restructuring and transition - personnel	—	—	—	(3.9)	(1.4)	(5.3)	5.3		(0.9)	(0.5)	—	6.7
Transformation - other	—	—	—	0.1	—	0.1	(0.1)		(24.5)	—	(0.7)	25.1
Refinancing related costs	—	—	—	—	—	—	—		(2.1)	—	—	2.1
Legal deal matters	—	—	—	—	(0.5)	(0.5)	0.5		(0.7)	—	—	1.2
Other	—	—	—	—	—	—	—		—	—	(1.5)	1.5
Non-GAAP Adjusted results	$541.7	$385.4	$927.1	$399.7	$285.1	$684.8	$242.3	26.1%	$136.4	$22.9	$—	$83.0	9.0%
GAAP and Non-GAAP results above include amortization of fair valued assets of $11.4 in COS - Service, $5.3 in COS - Product, $2.0 in SG&A, and $0.1 in RD&E.

	Nine months ended September 30, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$1,607.2	$1,155.0	$2,762.2	$1,210.2	$863.6	$2,073.8	$688.4	24.9%	$478.4	$69.7	$(0.6)	$140.9	5.1%
Restructuring and transition - personnel	—	—	—	(18.8)	(3.2)	(22.0)	22.0		(10.0)	(3.0)	—	35.0
Transformation - other	—	—	—	(1.0)	—	(1.0)	1.0		(42.4)	—	(0.7)	44.1
Refinancing related costs	—	—	—	—	—	—	—		(14.1)	—	0.1	14.0
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	2.6	(2.6)
Legal deal matters	—	1.7	1.7	—	0.2	0.2	1.5		(1.1)	—	—	2.6
Other	—	—	—	—	1.1	1.1	(1.1)		—	—	(1.5)	0.4
Non-GAAP Adjusted results	$1,607.2	$1,156.7	$2,763.9	$1,190.4	$861.7	$2,052.1	$711.8	25.8%	$410.8	$66.7	$(0.1)	$234.4	8.5%
GAAP and Non-GAAP results above include amortization of fair valued assets of $39.2 in COS - Service, $14.6 in COS - Product, $5.4 in SG&A, and $0.3 in RD&E.

Three and six months ended June 30, 2024

	Three months ended June 30, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$540.7	$399.0	$939.7	$398.0	$298.5	$696.5	$243.2	25.9%	$152.2	$22.1	$(1.8)	$70.7	7.5%
Restructuring and transition - personnel	—	—	—	1.4	(1.1)	0.3	(0.3)		1.9	0.4	—	(2.6)
Transformation - other	—	—	—	(1.0)	—	(1.0)	1.0		(12.2)	—	—	13.2
Refinancing related costs	—	—	—	—	—	—	—		(5.0)	—	—	5.0
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	1.7	(1.7)
Legal deal matters	—	—	—	—	(0.3)	(0.3)	0.3		(0.2)	—	—	0.5
Non-GAAP Adjusted results	$540.7	$399.0	$939.7	$398.4	$297.1	$695.5	$244.2	26.0%	$136.7	$22.5	$(0.1)	$85.1	9.1%
GAAP and Non-GAAP results above include amortization of fair valued assets of $13.2 in COS - Service, $3.5 in COS - Product, $0.9 in SG&A, and $0.1 in RD&E.

	Six months ended June 30, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP	% of Sales
GAAP	$1,065.5	$769.6	$1,835.1	$806.7	$576.6	$1,383.3	$451.8	24.6%	$313.8	$46.3	$(2.8)	$94.5	5.1%
Restructuring and transition - personnel	—	—	—	(14.9)	(1.7)	(16.6)	16.6		(9.1)	(2.6)	—	28.3
Transformation - other	—	—	—	(1.0)	—	(1.0)	1.0		(18.0)	—	—	19.0
Refinancing related costs	—	—	—	—	—	—	—		(12.0)	—	0.1	11.9
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	2.6	(2.6)
Legal deal matters	—	1.7	1.7	—	0.7	0.7	1.0		(0.4)	—	—	1.4
Other	—	—	—	—	1.1	1.1	(1.1)		—	—	—	(1.1)
Non-GAAP Adjusted results	$1,065.5	$771.3	$1,836.8	$790.8	$576.7	$1,367.5	$469.3	25.5%	$274.3	$43.7	$(0.1)	$151.4	8.2%
GAAP and Non-GAAP results above include amortization of fair valued assets of $27.8 in COS - Service, $9.3 in COS - Product, $3.5 in SG&A, and $0.2 in RD&E.

Three months ended March 31, 2024

	Three months ended March 31, 2024
($ in millions)	Service Sales	Product Sales	Net Sales	COS - service	COS -product	COS	Gross Profit	% of Sales	SG&A	R, D & E	Other OPEX	OP1	% of Sales
GAAP	$524.8	$370.6	$895.4	$408.7	$278.1	$686.8	$208.6	23.3%	$161.6	$24.2	$(1.0)	$23.8	2.7%
Restructuring and transition - personnel	—	—	—	(16.3)	(0.6)	(16.9)	16.9		(11.0)	(3.0)	—	30.9
Transformation - other	—	—	—	—	—	—	—		(5.8)	—	—	5.8
Refinancing related costs	—	—	—	—	—	—	—		(7.0)	—	0.1	6.9
Divestitures and asset sales	—	—	—	—	—	—	—		—	—	0.9	(0.9)
Legal deal matters	—	1.7	1.7	—	1.0	1.0	0.7		(0.2)	—	—	0.9
Other	—	—	—	—	1.1	1.1	(1.1)		—	—	—	(1.1)
Non-GAAP Adjusted results	$524.8	$372.3	$897.1	$392.4	$279.6	$672.0	$225.1	25.1%	$137.6	$21.2	$—	$66.3	7.4%
GAAP and Non-GAAP results above include amortization of fair valued assets of $14.6 in COS - Service, $5.8 in COS - Product, $2.6 in SG&A, and $(0.1) in RD&E.

	Three months ended
	March 31, 2024			June 31, 2024			September 30, 2024
($ in millions)	Services	Products	Total	Services	Products	Total	Services	Products	Total
GAAP gross profit	$116.1	$92.5	$208.6	$142.7	$100.5	$243.2	$138.2	$98.4	$236.6
Restructuring and transition - personnel	16.3	0.6	16.9	(1.4)	1.1	(0.3)	3.9	1.4	5.3
Transformation - other	—	—	—	1.0	—	1.0	(0.1)	—	(0.1)
Legal/deal expense	—	0.7	0.7	—	0.3	0.3	—	0.5	0.5
Other	—	(1.1)	(1.1)	—	—	—	—	—	—
Non-GAAP gross profit	$132.4	$92.7	$225.1	$142.3	$101.9	$244.2	$142.0	$100.3	$242.3
GAAP and Non-GAAP results above include amortization of fair valued assets of $14.6 in Services gross profit and $5.8 in Products gross profit for the three months ended March 31, 2024, $13.2 in Services gross profit and $3.5 in Products gross profit for the three months ended June 30, 2024 and $11.4 in Service gross profit and $5.3 in Products gross profit for the three months ended September 30, 2024.

	Six months ended			Nine months ended
	June 30, 2024			September 30, 2024
($ in millions)	Services	Products	Total	Services	Products	Total
GAAP gross profit	$258.8	$193.0	$451.8	$397.0	$291.4	$688.4
Restructuring and transition - personnel	14.9	1.7	16.6	18.8	3.2	22.0
Transformation - other	1.0	—	1.0	1.0	—	1.0
Legal/deal expense	—	1.0	1.0	—	1.5	1.5
Other	—	(1.1)	(1.1)	—	(1.1)	(1.1)
Non-GAAP gross profit	$274.7	$194.6	$469.3	$416.8	$295.0	$711.8
GAAP and Non-GAAP results above include amortization of fair valued assets of $27.8 in Services gross profit and $9.3 in Products gross profit for the six months ended June 30, 2024 and $39.2 in Services gross profit and $14.6 in Products gross profit for the nine months ended September 30, 2024.

Restructuring and transition - personnel expenses incurred during 2024 and 2023 relate to the cost savings initiative focused on operational simplification and automation of processes, and include severance and payroll of employees transitioning out of the organization. Costs of third-parties assisting with the execution of the program are categorized as Transformation - other. Financial restructuring costs incurred in 2024 and 2023 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Legal deal matters primarily relates to third-party expenses and fees paid by the company and vendor adjustments in a foreign jurisdiction.

Note 2. Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA (Non-GAAP measures) ($ in millions):

	Three Months Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Net income (loss) (GAAP)	$23.1	$(14.0)	$14.8	$(21.7)	$6.4
Income tax expense (benefit)	(1.5)	(3.1)	32.0	29.9	5.5
Interest income	(4.3)	(4.2)	(3.0)	(2.9)	(2.2)
Interest expense	47.8	43.6	38.6	38.4	34.7
Loss on refinancing	—	—	—	—	7.1
Depreciation and amortization	38.0	33.3	30.2	30.6	38.2
EBITDA (Non-GAAP)	103.1	55.6	112.6	74.3	89.7
Share-based compensation	0.1	1.9	2.6	2.9	2.3
Amortization of cloud-based software implementation costs	0.9	1.8	1.0	1.0	1.1
Foreign exchange loss (gain), net	(15.1)	(0.4)	(7.6)	2.9	(8.7)
Miscellaneous, net	—	(1.0)	(2.6)	(1.7)	3.8
Equity in earnings of unconsolidated subsidiaries	(3.6)	2.9	(1.5)	1.5	(5.4)
Restructuring and transformation expenses	18.0	36.7	10.5	31.8	27.0
Refinancing related costs	5.4	6.9	5.0	2.1	1.8
Non-routine expenses, net	5.1	(1.1)	(1.2)	2.7	0.9
Reorganization items, net	9.1	—	—	—	—
Adjusted EBITDA (Non-GAAP)	$123.0	$103.3	$118.8	$117.5	$112.5
Adjusted EBITDA as a % of revenue	11.9%	11.5%	12.6%	12.7%	11.4%

	Six months ended	Nine months ended	Twelve months ended
	June 30, 2024	September 30, 2024	December 31, 2024
Net income (loss) (GAAP)	$0.8	$(20.9)	$(14.5)
Income tax expense	28.9	58.8	64.3
Interest income	(7.2)	(10.1)	(12.3)
Interest expense	82.2	120.6	155.3
Loss on refinancing	—	—	7.1
Depreciation and amortization	63.5	94.1	132.3
EBITDA (Non-GAAP)	168.2	242.5	332.2
Share-based compensation	4.5	7.4	9.7
Amortization of cloud-based software implementation costs	2.8	3.8	4.9
Foreign exchange loss (gain), net	(8.0)	(5.1)	(13.8)
Miscellaneous, net	(3.6)	(5.3)	(1.5)
Equity in earnings of unconsolidated subsidiaries	1.4	2.9	(2.5)
Restructuring and transformation expenses	47.2	79.1	106.1
Refinancing related costs	11.9	14.0	15.8
Non-routine expenses, net	(2.3)	0.4	1.3
Adjusted EBITDA (Non-GAAP)	$222.1	$339.7	$452.2
Adjusted EBITDA as a % of revenue	12.1%	12.3%	12.1%

The company defines EBITDA as net income (loss) excluding income tax benefit (expense), net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures.

Deferred financing fee amortization is included in interest expense; as a result, the company has excluded such fees from the depreciation and amortization caption. Depreciation and amortization expense was excluded from held for sale non-core business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings.

These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

Note 3. Net debt is calculated as follows ($ in millions):

	December 31, 2024	December 31, 2023
Cash, cash equivalents, restricted cash and short-term investments (GAAP measure)	$328.2	$605.7
Debt instruments	(966.0)	(1,253.9)
Net debt (Non-GAAP measure)	$(637.8)	$(648.2)

We believe that cash, cash equivalents, restricted cash, and short-term investments on the balance sheet that net cash against outstanding debt, presented as net debt above, is a meaningful measure.

Note 4. Reconciliation of net income (loss) and net loss attributable to Diebold Nixdorf, Incorporated to Non-GAAP, net income (loss) attributable to Diebold Nixdorf, Incorporated:

	Q4 2023		Q1 2024		Q2 2024		Q3 2024		Q4 2024
($ in millions, except per share data)	$	EPS[5]	$	EPS[5]	$	EPS[5]	$	EPS[5]	$	EPS[5]
Net income (loss)	$23.1	0.61	$(14.0)	(0.37)	$14.8	0.39	$(21.7)	(0.58)	$6.4	0.17
Net income attributable to noncontrolling interests	0.6	0.02	0.6	0.02	(0.1)	—	0.7	0.02	0.8	0.02
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$22.5	0.60	$(14.6)	(0.39)	$14.9	0.40	$(22.4)	(0.60)	$5.6	$0.15
Restructuring and transition - personnel	5.4	0.14	30.9	0.82	(2.6)	(0.07)	6.7	0.18	14.7	0.39
Transformation - other	12.6	0.34	5.8	0.15	13.2	0.35	25.1	0.67	12.3	0.33
Financial restructuring costs	—	—	—	—	—	—	—	—	1.8	0.05
Refinancing related costs	5.4	0.14	6.9	0.18	5.0	0.13	2.1	0.06	—	—
Non-routine expense (income):
Divestiture and asset sales	—	—	(0.9)	(0.02)	(1.7)	(0.05)	—	—	—	—
Legal/deal expense	6.8	0.18	0.9	0.02	0.5	0.01	1.2	0.03	0.9	0.02
Other	(1.7)	(0.05)	(1.1)	(0.03)	—	—	1.5	0.04	—	—
Non-routine expense (income), net	5.1	0.14	(1.1)	(0.03)	(1.2)	(0.03)	2.7	0.07	0.9	0.02
Tax benefit (expense) of Non-GAAP adjustments	(5.1)	(0.14)	(14.4)	(0.38)	1.0	0.03	(9.1)	(0.24)	1.3	0.03
Net income (Non-GAAP)	$46.5	1.24	$14.1	0.38	$30.2	0.80	$5.8	0.15	$37.4	$0.99
Net income attributable to noncontrolling interests (Non-GAAP)	0.6	0.02	0.6	0.02	(0.1)	—	0.7	0.02	0.8	0.02
Total adjusted net income attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$45.9	$1.22	$13.5	$0.36	$30.3	$0.81	$5.1	$0.14	$36.6	$0.97

5 - Calculated using company weighted average shares over the period.

	YTD 6/30/2024		YTD 9/30/2024		YTD 12/31/2024
($ in millions, except per share data)	$	EPS[5]	$	EPS[5]	$	EPS[5]
Net income (loss)	$0.8	0.02	$(20.9)	(0.56)	$(14.5)	(0.39)
Successor net income attributable to noncontrolling interests	0.5	0.01	1.2	0.03	2.0	0.05
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$0.3	0.01	$(22.1)	$(0.59)	$(16.5)	$(0.44)
Restructuring and transition - personnel	28.3	0.75	35.0	0.93	49.6	1.32
Transformation - other	19.0	0.51	44.1	1.17	56.5	1.50
Financial restructuring costs	11.9	0.32	14.0	0.37	15.8	0.42
Non-routine expense (income):
Divestiture and asset sales	(2.6)	(0.07)	(2.6)	(0.07)	(2.6)	(0.07)
Legal/deal expense	1.4	0.04	2.6	0.07	3.5	0.09
Other	(1.1)	(0.03)	0.4	0.01	0.4	0.01
Non-routine expense (income), net	(2.3)	(0.06)	0.4	0.01	1.3	0.03
Tax expense of Non-GAAP adjustments	(13.4)	(0.36)	(22.5)	(0.60)	(21.2)	(0.56)
Net income (Non-GAAP)	$44.3	1.18	$50.1	$1.33	$87.5	$2.33
Net income attributable to noncontrolling interests (Non-GAAP)	0.5	0.01	1.2	0.03	2.0	0.05
Total adjusted net income attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$43.8	$1.16	$48.9	$1.30	$85.5	$2.27
5 - Calculated using company weighted average shares over the period.
Refer to Note 1 for additional information on non-routine expense (income) for the periods presented.

PR_25-4158